Exhibit-10.29


Applicant or Patentee: Michael L. Weiner et al.          DOCKET: Biophan-1P
Serial or Patent No: 60,269,817
Filed or Issued: February 20, 2001
Title: "ELECTROMAGNETIC INTERFERENCE IMMUNE CARDIAC ASSIST SYSTEM"

                               ASSIGNMENT

    WHEREAS, Michael L. Weiner of Webster, New York; Wilson Greatbatch of Akron, Ohio; Patrick R. Connelly of Rochester, New York; and Stuart G. MacDonald of Pultneyville, New York have invented certain new and useful improvements in "ELECTROMAGNETIC INTERFERENCE IMMUNE CARDIAC ASSIST SYSTEM," for which a U.S. Provisional Patent Application was filed on February 20, 2001, and afforded U.S.S.N. 60,269,817; and

    WHEREAS, Biophan Technologies, Inc., of West Henrietta, New York is desirous of obtaining the entire right, title and interest in, to and under the said improvements and the said application;

    NOW THEREFORE, in consideration of the sum of One Dollar ($1.00) in hand paid, and other good and valuable consideration, the receipt of which is hereby acknowledged, the said


    Michael L. Weiner, Wilson Greatbatch, Patrick R. Connelly, and Stuart G. MacDonald


have sold, assigned, transferred and set over, and by these presents do hereby sell, assign, transfer and set over, unto the said


                      Biophan Technologies, Inc.,


its successors, legal representatives and assigns, the entire right, title and interest in, to and under the said improvements, and the said application and all divisions, renewals and continuations thereof, and all Letters Patent of the United States which may be granted thereon and all reissues and extensions thereof, and all applications for Letters Patent which may hereafter be filed for said improvements in any country or countries foreign to the United States, and all Letters Patent which may be granted for said improvements in any country or countries foreign to the United States and all extensions, renewals and reissues thereof.



     IN TESTIMONY WHEREOF, I hereunto set my hand and seal this _______ day of _________, 2001.
                                      _________________________
                                                  Michael L. Weiner


STATE OF NEW YORK
COUNTY OF MONROE :  ss.:

     On this _____ day of __________, 2001, before me, a Notary Public in and for the State and County aforesaid, personally appeared Michael L. Weiner, to me known to be the person of that name, who signed and sealed the foregoing instrument and he acknowledges the same to be his free act and deed.

                                         ____________________________
                                         Notary Public



IN TESTIMONY WHEREOF, I hereunto set my hand and seal this _______ day of _________, 2001.

                                      _________________________
                                                  Wilson Greatbatch

STATE OF ___________
COUNTY OF ____________ :  ss.:

     On this _____ day of __________, 2001, before me, a Notary Public in and for the State and County aforesaid, personally appeared Wilson Greatbatch, to me known to be the person of that name, who signed and sealed the foregoing instrument and he acknowledges the same to be his free act and deed.

                                               ____________________________
                                               Notary Public



IN TESTIMONY WHEREOF, I hereunto set my hand and seal this _______ day of _________, 2001.

                                                  _________________________
                                                  Patrick R. Connelly

STATE OF NEW YORK
COUNTY OF MONROE :  ss.:

     On this _____ day of __________, 2001, before me, a Notary Public in and for the State and County aforesaid, personally appeared Patrick R. Connelly, to me known to be the person of that name, who signed and sealed the foregoing instrument and he acknowledges the same to be his free act and deed.

                                              ____________________________
                                              Notary Public



IN TESTIMONY WHEREOF, I hereunto set my hand and seal this _______ day of _________, 2001.

                                                     _________________________
                                                     Stuart G. MacDonald

STATE OF NEW YORK
COUNTY OF MONROE :  ss.:

     On this _____ day of __________, 2001, before me, a Notary Public in and for the State and County aforesaid, personally appeared Stuart G. MacDonald, to me known to be the person of that name, who signed and sealed the foregoing instrument and he acknowledges the same to be his free act and deed.

                                         ____________________________
                                         Notary Public

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